UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5382
                                                     --------------

                            CIM High Yield Securities
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        400 W. Market Street, Suite 3300
                              Louisville, KY 40202
               -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                   Cindy Hayes
                       INVESCO Institutional, (N.A.) Inc.
                        400 W. Market Street, Suite 3300
                              Louisville, KY 40202
               -------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 502-561-3210
                                                           -------------

                   Date of fiscal year end: December 31, 2003
                                           ------------------

                   Date of reporting period: December 31, 2003
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


(LOGO)
INVESCO
[GRAPHIC OMITTED]


                 CIM HIGH YIELD SECURITIES - 2003 ANNUAL REPORT

     We are pleased to provide this annual report for CIM High Yield Securities (the "Fund") as of December 31, 2003. The following pages contain a listing of the Fund's holdings as well as the financial statements for the year.


MARKET REVIEW

     The high yield market ended 2003 on a strong note with spreads versus treasuries at historical lows of +330 bps. For the quarter ended December 31, 2003, the Merrill Master II Index returned 5.94% bringing performance for the year to 28.15%. New issuance approached record levels ($121 billion for the year) but was easily absorbed as investors pursued higher yielding, riskier assets. Retail mutual inflows, for example, totaled approximately $5 billion for the fourth quarter, bringing the total for 2003 to more than $25 billion. In addition to this strong technical backdrop, the high yield market was supported by improving credit fundamentals. At yearend, Moody's speculative grade default rate had fallen to 5.19% from 8.42% in December 2002. Moody's one year forecast now calls for default rates of 3.4% by December 2004.

     For the year, the Fund's return at net asset value was 39.39% versus an average return of 42.13% for its peer group (Lipper High Current Yield Leverage Funds). On a market value basis, the Fund experienced a return of 46.15%.


OUTLOOK

     Given our improving outlook for the global economy, the high yield market's technical strength and growing investor demand for yield, we remain constructive on the near term prospects for high yield. However, spreads are at historical lows and there is a growing likelihood of a shift in Fed policy in 2004. Consequently, we remain diligent about taking profits in the portfolio and we continue to be selective on the credit front. Although the market should benefit from a more sustained economic rebound, there is little margin for error. Credit and sector selection remain essential as we expect return dispersion among issuers going forward. Consequently we will maintain exposure to the more cyclically exposed issuers while at the same time, continue to seek opportunities to take profits in names that have outperformed.





                                              INVESCO Institutional (N.A.), Inc.

                             INVESCO PRIVACY NOTICE

At INVESCO 1, we recognize that you have entrusted with us your personal and financial data and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us and we have established a policy to maintain the privacy of the information you share with us.


PERSONAL INFORMATION WE COLLECT

In the normal course of serving clients, we collect personal information about you, which may include:

     o Information we receive from you (such as your name and address) from your account application, investment management agreement or other documents you may deliver to us.

     o Information about your investment transactions with us.


PERSONAL INFORMATION WE MAY DISCLOSE

We do not sell any information to any third parties. However, we occasionally disclose nonpublic personal information about you to affiliates and non-affiliates only as permitted by law or regulation. Specifically, we may disclose nonpublic personal information including:

     o Information to service providers in order to process your account transactions.

     o Your name and address to companies that assist us with mailing statements to you.

     o Information in connection with legal proceedings, such as responding to a subpoena.

The organizations that receive client information act on our behalf and use the information only to provide the services that we have asked them to perform for you and us. As emphasized above, we do not provide client or former client information including names, addresses, or client lists to outside companies except in furtherance of our business relationship with you, or as otherwise permitted by law.

Access to nonpublic personal information is restricted to employees who need to access that information to provide products or services to clients. To guard our clients' nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. A client's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media.

We consider privacy a fundamental right of clients and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former clients.


1 This Privacy Notice applies to members of INVESCO  Institutional  (N.A.), Inc.
  of AMVESCAP PLC's family of investment adviser subsidiaries: INVESCO Institutional (N.A.), Inc., INVESCO Private Capital, Inc., INVESCO Senior Secured Management, Inc., and INVESCO Global Asset Management (N.A.), Inc.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                            -----------
CORPORATE BONDS AND NOTES -- 120.1%
           UTILITIES -- 9.0%
$104,000   AES Corporation, Sr. Notes, 8.750%, 06/15/08 .........................................    $   112,060
 200,000   AES Corporation, Sr. Notes, 9.000%, 05/15/15** .......................................        227,000
 400,000   Allegheny Energy Supply, Sr. Notes, 8.250%, 04/15/12** ...............................        379,000
 300,000   Aquila, Inc., Sr. Notes, 14.875%, 07/01/12 ...........................................        402,750
 100,000   Calpine Corp., Sr. Notes, 8.500%, 07/15/10** .........................................         98,000
 300,000   Calpine Corp., Sr. Notes, 8.625%, 08/15/10 ...........................................        235,500
 250,000   CMS Energy Corp., Sr. Notes, 9.875%, 10/15/07 ........................................        280,000
 250,000   Dynegy Holding, Inc., Sr. Notes, 10.125%, 07/15/13** .................................        288,750
  50,000   Nevada Power Co., Sr. Notes, Series E, 10.875%, 10/15/09 .............................         58,312
 100,000   NRG Energy Inc., Sr. Notes, 8.000%, 12/15/13** .......................................        105,625
 175,000   PSEG Energy Holding, Sr. Notes, 10.000%, 10/01/09 ....................................        206,063
 125,000   Sierra Pacific Resources, Sr. Notes, 8.750%, 05/15/05 ................................        129,531
                                                                                                     -----------
                                                                                                       2,522,591
                                                                                                     -----------
           WIRELINE -- 8.4%
 100,000   Cincinnati Bell, Inc., Sr. Sub. Notes, 8.375%, 01/15/14** ............................        108,000
 750,000   Level 3 Communications, Sr. Notes, 11.250%, 03/15/10 .................................        723,750
 875,000   Qwest Capital Funding, Sr. Notes, 7.000%, 08/03/09 ...................................        872,812
 300,000   Qwest Capital Funding, Sr. Notes, 7.900%, 08/15/10 ...................................        306,000
 100,000   Time Warner Telecommunications LLC, Sr. Notes, 9.750%, 07/15/08 ......................        103,500
 200,000   Time Warner Telecommunications, Inc., Sr. Notes, 10.125%, 02/01/11 ...................        214,000
                                                                                                     -----------
                                                                                                       2,328,062
                                                                                                     -----------
           LODGING AND CASINOS -- 7.9%
 150,000   Extended Stay America, Sr. Sub. Notes, 9.875%, 06/15/11 ..............................        168,750
 250,000   Felcor Lodging LP., Sr. Notes, 8.500%, 06/01/11 ......................................        272,500
 150,000   Gaylord Entertainment Co., Sr. Notes, 8.000%, 11/15/13** .............................        159,000
 100,000   Hard Rock Hotel, Inc., Sr. Notes, 8.875%, 06/01/13** .................................        107,000
 200,000   Host Marriott LP., Sr. Notes, 7.125%, 11/01/13** .....................................        205,000
 200,000   Jacobs Entertainment, Sr. Notes, 11.875%, 02/01/09 ...................................        225,000
  75,000   Majestic Star Casino LLC., Sr. Notes, 9.500%, 10/15/10** .............................         77,250
  75,000   Penn National Gaming, Inc., Sr. Sub. Notes, 6.875%, 12/01/11** .......................         74,625
 200,000   Poster Financial Group, Sr. Notes, 8.750%, 12/01/11** ................................        212,500
 100,000   Prime Hospitality Corp., Sr. Sub. Notes, Series B, 8.375%, 05/01/12 ..................        103,750
 150,000   Resort International Hotel/Casino, Sr. Notes, 11.500%, 03/15/09 ......................        163,875
  75,000   River Rock Entertainment , Sr Notes, 9.750%, 11/01/11** ..............................         81,000
 140,000   Riviera Holdings Corp., Sr. Notes, 11.000%, 06/15/10 .................................        145,950
 200,000   Wheeling Island Gaming, Sr. Notes, 10.125%, 12/15/09 .................................        213,000
                                                                                                     -----------
                                                                                                       2,209,200
                                                                                                     -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                            -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
           CHEMICALS AND PLASTICS -- 7.9%
$375,000   Equistar Chemical Funding, Sr. Notes, 10.625%, 05/01/11** ............................    $   416,250
 500,000   Huntsman ICI Chemicals Ltd., Sr. Sub. Notes, 10.125%, 07/01/09 .......................        517,500
 400,000   Lyondell Chemical Co., Sr. Sub. Notes, 10.875%, 05/01/09 .............................        412,000
 100,000   Nalco Company, Sr. Sub Notes, 8.875%, 11/15/13** .....................................        106,500
 275,000   OM Group, Inc., Sr. Sub. Notes, 9.250%, 12/15/11 .....................................        287,375
 100,000   Polyone Corp., Sr. Notes, 10.625%, 05/15/10 ..........................................        100,500
 100,000   Rockwood Specialties, Sr. Sub. Notes, 10.625%, 05/15/11** ............................        112,000
 250,000   Sovereign Specialty Chemicals, Sr. Sub. Notes, 11.875%, 03/15/10 .....................        251,250
                                                                                                     -----------
                                                                                                       2,203,375
                                                                                                     -----------
           WIRELESS COMMUNICATIONS -- 7.8%
 100,000   Acc Escrow Corp., Sr. Notes, 10.000%, 08/01/11** .....................................        112,000
 100,000   American Tower Corp., Sr. Sub Notes, 7.250%, 12/01/11** ..............................        102,250
 275,000   Crown Castle International Corp., Sr. Notes, 7.500%, 12/01/13** ......................        277,750
 200,000   Dobson Communications CP., Sr. Notes, 8.875%, 10/01/13** .............................        203,500
 600,000   Nextel Communications, Sr. Notes, 7.375%, 08/01/15 ...................................        648,000
 171,000   Nextel Partners, Inc., Sr. Notes, 12.500%, 11/15/09 ..................................        199,215
  50,000   Nextel Partners, Inc., Sr. Notes, 8.125%, 07/01/11 ...................................         53,500
 250,000   Rural Cellular Corp., Sr. Notes, 9.875%, 02/01/10 ....................................        267,500
 150,000   Triton PCS, Inc., Sr. Sub. Notes, 9.375%, 02/01/11 ...................................        153,750
 150,000   Western Wireless Corp., Sr. Notes, 9.250%, 07/15/13** ................................        159,000
                                                                                                     -----------
                                                                                                       2,176,465
                                                                                                     -----------
           CABLE AND SATELLITE TELEVISION -- 6.6%
 400,000   Charter Communications Holdings, Sr. Notes, 10.750%, 10/01/09 ........................        369,000
 350,000   Charter Communications Holdings, Sr. Notes, 10.250%, 01/15/10 ........................        315,000
   2,000   CSC Holdings, Inc., Series H, Preferred Shares, 11.750%, 10/01/07 ....................        208,000
 200,000   CSC Holdings, Inc., Sr. Notes, 7.250%, 07/15/08 ......................................        209,000
 125,000   Insight Midwest, Sr. Notes, 10.500%, 11/01/10 ........................................        136,562
 150,000   Lodgenet Entertainment, Inc., Sr. Sub. Notes, 9.500%, 06/15/13 .......................        165,000
 250,000   Mediacom LLC, Sr. Notes, 9.500%, 01/15/13 ............................................        266,250
 150,000   Panamsat Corp., Sr. Notes, 8.500%, 02/01/12 ..........................................        167,250
                                                                                                     -----------
                                                                                                       1,836,062
                                                                                                     -----------
           BUILDING AND DEVELOPMENT -- 6.2%
 200,000   Associated Materials, Inc., Sr. Sub. Notes, 9.750%, 04/15/12 .........................        220,000
 275,000   Atrium Companies, Inc., Sr. Sub. Notes, Series B, 10.500%, 05/01/09 ..................        295,625
 100,000   Euramax International PLC., Sr. Sub. Notes, 8.500%, 08/15/11** .......................        107,250
 400,000   Nortek Holdings, Inc., Sr. Sub. Notes, Series B, 9.875%, 06/15/11 ....................        443,000
 100,000   North American Energy Partner, Sr. Notes, 8.750%, 12/01/11** .........................        105,500
 300,000   WCI Communities, Inc., Sr. Sub. Notes, 9.125%, 05/01/12 ..............................        331,500
 200,000   William Lyon Homes, Sr. Notes, 10.750%, 04/01/13 .....................................        228,500
                                                                                                     -----------
                                                                                                       1,731,375
                                                                                                     -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                            -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
           INDUSTRIAL MACHINERY/COMPONENTS -- 5.7%
$200,000   Case New Holland Inc., Sr. Notes, 9.250%, 08/01/11** .................................    $   225,000
 150,000   Dresser, Inc., Sr. Sub. Notes, 9.375%, 04/15/11 ......................................        163,875
 275,000   Eagle Picher, Inc., Sr Notes, 9.750%, 09/01/13** .....................................        298,375
 100,000   JLG Industries, Inc., Sr. Sub Notes, 8.375%, 06/15/12 ................................        103,625
 100,000   Sensus Metering Systems, Sr. Sub. Notes, 8.625%, 12/15/13** ..........................        103,125
 150,000   Terex Corp., Sr. Sub. Notes, Series B, 10.375%, 04/01/11 .............................        168,750
 200,000   Trimas Corp. Sr. Sub. Notes, 9.875%, 06/15/12 ........................................        209,500
 300,000   Wesco Distribution, Inc., Sr. Sub. Notes, Series B, 9.125%, 06/01/08 .................        312,000
                                                                                                     -----------
                                                                                                       1,584,250
                                                                                                     -----------
           PIPE LINES/NATURAL GAS -- 5.6%
 200,000   El Paso CGP. Co., Sr. Notes, 7.625%, 09/01/08 ........................................        193,250
 450,000   El Paso Corp., Sr. Notes, 7.875%, 06/15/12 ...........................................        427,500
 200,000   El Paso Production Holding, Sr. Notes, 7.750%, 06/01/13** ............................        198,000
 100,000   Gulfterra Energy Partner LP, Sr. Sub. Notes, Series B, 8.500%, 06/01/11 ..............        113,000
 150,000   Sonat, Inc., Sr. Notes, 7.625%, 07/15/11 .............................................        139,687
 150,000   William Co., Inc., Sr. Notes, 6.500%, 12/01/08 .......................................        155,813
 300,000   William Co., Inc., Sr. Notes, 8.125%, 03/15/12 .......................................        334,500
                                                                                                     -----------
                                                                                                       1,561,750
                                                                                                     -----------
           FOOD/DRUG RETAILERS -- 4.1%
 200,000   Di Giorgio Corp., Sr. Notes, Series B, 10.000%, 06/15/07 .............................        189,000
 350,000   Great Atlantic & Pacific Tea Co., Sr. Notes, 9.125%, 12/15/11 ........................        322,000
 100,000   Ingles Markets, Inc., Sr. Sub. Notes, 8.875%, 12/01/11 ...............................        101,000
 100,000   Rite Aid Corp., Sr. Notes, 6.875%, 08/15/13 ..........................................         96,500
 400,000   Stater Brothers Holdings, Sr. Notes, 10.750%, 08/15/06 ...............................        423,500
                                                                                                     -----------
                                                                                                       1,132,000
                                                                                                     -----------
           OFFICE/BUSINESS EQUIPMENT -- 3.8%
 200,000   Danka Business Systems, Sr. Notes, 11.000%, 06/15/10 .................................        199,500
 100,000   Mail-Well I, Corp., Sr. Notes, 9.625%, 03/15/12** ....................................        111,500
 300,000   Mail-Well I Corp., Sr. Sub. Notes, Series B, 8.750%, 12/15/08 ........................        300,750
  60,000   Von Hoffmann Corporation, Sr. Notes, 10.250%, 03/15/09 ...............................         64,200
  40,000   Von Hoffmann Corporation, Sr. Notes, 10.250%, 03/15/09** .............................         42,800
 300,000   Xerox Corp., Sr. Notes, 9.750%, 01/15/09 .............................................        352,500
                                                                                                     -----------
                                                                                                       1,071,250
                                                                                                     -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                            -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
           PUBLISHING -- 3.6%
$ 75,000   American Color Graphics, Sr. Notes, 10.000%, 06/15/10** ..............................    $    77,250
 200,000   Dex Media Inc., Sr. Notes, 8.000%, 11/15/13** ........................................        211,000
 150,000   Dex Media West , Sr. Sub. Notes, 9.875%, 08/15/13** ..................................        175,125
 200,000   Houghton Mifflin Co., Sr. Sub. Notes, 9.875%, 02/01/13 ...............................        221,000
  50,000   RH Donnelly Financial Corp., Sr. Sub. Notes, 10.875%, 12/15/12** .....................         59,562
 250,000   Vertis, Inc., Sr. Notes, 10.875%, 06/15/09 ...........................................        266,875
                                                                                                     -----------
                                                                                                       1,010,812
                                                                                                     -----------
           AUTO PARTS & ACCESSORIES -- 3.6%
 200,000   Delco Remy International, Inc., Sr. Sub. Notes, 11.000%, 05/01/09 ....................        208,000
 100,000   Dura Operating Corp., Sr. Notes, 8.625%, 04/15/12** ..................................        107,000
 175,000   Dura Operating Corp., Sr. Sub. Notes, Series D, 9.000%, 05/01/09 .....................        175,875
 175,000   Tenneco Automotive, Inc., Sr. Notes, 10.250%, 07/15/13** .............................        199,937
 125,000   Tenneco Automotive, Inc., Sr. Sub. Notes,Series B, 11.625%, 10/15/09 .................        135,625
 150,000   TRW Automotive, Inc., 11.000%, 02/15/13 ..............................................        177,375
 200,000   Venture Holdings Trust, Sr. Notes, 11.000%, 06/01/07+ ................................          6,000
                                                                                                     -----------
                                                                                                       1,009,812
                                                                                                     -----------
           CONTAINERS/GLASS PRODUCTS -- 3.6%
 200,000   Anchor Glass Container, Sr. Notes, 11.000%, 02/15/13 .................................        233,000
 200,000   Berry Plastic, Sr. Sub. Notes, 10.750%, 07/15/12 .....................................        231,250
 150,000   Graham Packaging GPC., Sr. Sub. Notes, 8.750%, 01/15/08** ............................        154,125
 200,000   Plastipak Holdings, Inc., Sr. Notes, 10.750%, 09/01/11 ...............................        223,500
 150,000   Tekni-Plex, Inc., Sr. Sub. Notes, Series B, 12.750%, 06/15/10 ........................        164,250
                                                                                                     -----------
                                                                                                       1,006,125
                                                                                                     -----------
           LEISURE GOODS, ACTIVITIES, MOVIES -- 3.1%
 285,000   Six Flags, Inc., Sr. Notes, 9.750%, 06/15/07 .........................................        298,894
 525,000   Six Flags, Inc., Sr. Notes, 9.625%, 06/01/14** .......................................        551,250
                                                                                                     -----------
                                                                                                         850,144
                                                                                                     -----------
           FOOD SERVICE -- 3.0%
 350,000   Buffets, Inc., Sr. Sub. Notes, 11.250%, 07/15/10** ...................................        377,125
 300,000   Friendly Ice Cream Corp., Sr. Notes, 10.500%, 12/01/07 ...............................        312,375
 200,000   Sbarro, Inc., Sr. Notes, 11.000%, 09/15/09 ...........................................        159,000
                                                                                                     -----------
                                                                                                         848,500
                                                                                                     -----------
           ELECTRONICS/ELECTRIC -- 3.0%
 300,000   Amkor Technologies, Inc., Sr. Notes, 7.750%, 05/15/13 ................................        323,250
 375,000   SCG Holding & Semiconductor Co., Sr. Sub. Notes, 12.000%, 08/01/09 ...................        405,000
 100,000   Viasystems Inc., Sr. Sub. Notes, 10.500%, 01/15/11** .................................        107,250
                                                                                                     -----------
                                                                                                         835,500
                                                                                                     -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                            -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
           RAILROAD INDUSTRIES -- 2.9%
$700,000   Railamerica Transport, Sr. Sub. Notes, 12.875%, 08/15/10 .............................    $   816,375
                                                                                                     -----------
           OIL AND GAS -- 2.7%
 250,000   Sesi LLC, Sr. Notes, 8.875%, 05/15/11 ................................................        273,750
 150,000   Swift Energy Co., Sr. Sub. Notes, 9.375%, 05/01/12 ...................................        165,750
 300,000   Transmontaigne, Inc., Sr. Sub. Notes, 9.125%, 06/01/10** .............................        323,250
                                                                                                     -----------
                                                                                                         762,750
                                                                                                     -----------
           PAPER/FOREST PRODUCTS -- 2.5%
 375,000   Fibermark, Inc., Sr. Notes, 10.750%, 04/15/11 ........................................        234,375
 100,000   Graphic Packaging International, Sr. Sub. Notes, 9.500%, 08/15/13** ..................        111,000
 125,000   Millar Western Forest, Sr. Notes, 7.750%, 11/15/13** .................................        130,313
 200,000   Tembec Industries, Inc., Sr. Notes, 8.500%, 02/01/11 .................................        208,000
                                                                                                     -----------
                                                                                                         683,688
                                                                                                     -----------
           ECOLOGICAL SERVICES AND EQUIPMENT -- 2.5%
 500,000   Allied Waste North America, Inc., Sr. Notes, Series B, 9.250%, 09/01/12 ..............        570,000
 100,000   Casella Waste Systems, Sr. Sub. Notes, 9.750%, 02/01/13 ..............................        112,500
                                                                                                     -----------
                                                                                                         682,500
                                                                                                     -----------
           CONSUMER PRODUCTS -- 2.3%
 175,000   Chattem, Inc., Sr. Sub Notes, Series B, 8.875%, 04/01/08 .............................        181,125
 200,000   Holmes Group, Inc., Sr. Sub. Notes, Series B, 9.875%, 11/15/07 .......................        207,500
 150,000   Playtex Products, Inc., Sr. Sub Notes, 9.375%, 06/01/11 ..............................        152,250
 100,000   Rayovac Corp., Sr. Sub. Notes, 8.500%, 10/01/13 ......................................        106,500
                                                                                                     -----------
                                                                                                         647,375
                                                                                                     -----------
           HEALTH CARE -- 2.2%
 200,000   Alpharma, Inc., Sr. Notes, 8.625%, 05/01/11** ........................................        203,500
 300,000   Insight Health Services, Sr. Sub. Notes, 9.875%, 11/01/11 ............................        319,500
 100,000   Triad Hospitals, Inc., Sr. Sub. Notes, 7.000%, 11/15/13** ............................        101,250
                                                                                                     -----------
                                                                                                         624,250
                                                                                                     -----------
           FINANCIAL INTERMEDIARIES -- 2.1%
 350,000   Americredit Corp., Sr. Notes, 9.250%, 05/01/09 .......................................        369,250
 200,000   Western Financial Bank, Sr. Sub. Notes, 9.625%, 05/15/12 .............................        224,000
                                                                                                     -----------
                                                                                                         593,250
                                                                                                     -----------
           AEROSPACE -- 2.1%
 250,000   B/E Aerospace, Sr. Sub. Notes, 9.500%, 11/01/08 ......................................        244,375
 300,000   K & F Industries, Sr. Sub Notes, Series B, 9.625%, 12/15/10 ..........................        337,875
                                                                                                     -----------
                                                                                                         582,250
                                                                                                     -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                            -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
           AIRLINES -- 1.4%
$150,000   Continental Airlines, Inc., Sr. Notes, 8.000%, 12/15/05 ..............................    $   146,625
 150,000   Delta Airlines, Sr. Notes, 7.700%, 12/15/05 ..........................................        142,313
 100,000   Northwest Airlines, Inc., Sr. Notes, 9.875%, 03/15/07 ................................         91,500
                                                                                                     -----------
                                                                                                         380,438
                                                                                                     -----------
           PROPERTY - CASUALTY INSURANCE -- 1.2%
 300,000   Crum & Forster Holding Corp., Sr. Notes, 10.375%, 06/15/13** .........................        334,875
                                                                                                     -----------
           RETAIL -- 1.0%
 250,000   Mothers Work, Inc., Sr. Notes, 11.250%, 08/01/10 .....................................        279,063
                                                                                                     -----------
           INSURANCE -- 0.9%
 250,000   Fairfax Financial Holding, Sr. Notes, 8.250%, 10/01/15 ...............................        245,625
                                                                                                     -----------
           AGRICULTURAL PRODUCTION - CROPS -- 0.8%
 200,000   Hines Nurseries, Inc., Sr. Notes, 10.250%, 10/01/11** ................................        219,000
                                                                                                     -----------
           PERSONAL SERVICES -- 0.8%
 100,000   Service Corp. International, Sr. Notes, Series, 7.700%, 04/15/09 .....................        107,250
 100,000   Service Corp. International, Sr. Notes, Series, 7.700%, 04/15/09 .....................        107,250
                                                                                                     -----------
                                                                                                         214,500
                                                                                                     -----------
           EQUIPMENT LEASING -- 0.6%
 150,000   United Rentals N.A., Sr. Sub Notes, 7.750%, 11/15/13** ...............................        153,938
                                                                                                     -----------
           APPAREL MANUFACTURERS -- 0.5%
 130,000   William Carter, Sr. Sub. Notes, Series B, 10.875%, 08/15/11 ..........................        150,800
                                                                                                     -----------
           MARINE TRANSPORTATION -- 0.4%
 100,000   General Maritime, Sr. Notes, 10.000%, 03/15/13 .......................................        113,375
                                                                                                     -----------
           STEEL -- 0.3%
 100,000   AK Steel Corp. Sr. Notes, 7.875%, 02/15/09 ...........................................         88,250
                                                                                                     -----------
           TOTAL CORPORATE BONDS AND NOTES
             (Cost $31,210,579) .................................................................     33,489,575
                                                                                                     -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                            -----------
FOREIGN BONDS -- 7.1%
           CHEMICALS AND PLASTICS -- 1.9%
$150,000   Acetex Corp., Sr. Notes, 10.875%, 08/01/09 (Canada) ..................................    $   167,250
 400,000   Avecia Group PLC, Sr. Notes, 11.000%, 07/01/09 (Great Britain) .......................        362,000
                                                                                                     -----------
                                                                                                         529,250
                                                                                                     -----------
           UTILITIES -- 1.7%
 600,000   Calpine Corp., Sr. Notes, 8.500%, 05/01/08** (Canada) ................................        481,500
                                                                                                     -----------
           CONTAINERS/GLASS PRODUCTS -- 1.3%
 300,000   Crown Euro Holdings S.A., Sr. Notes, 10.875%, 03/01/13 (France) ......................        354,375
                                                                                                     -----------
           PAPER/FOREST PRODUCTS -- 1.1%
 300,000   Kappa Beheer BV, Sr. Sub. Notes, 10.625%, 07/15/09 (Netherlands) .....................        322,500
                                                                                                     -----------
           WIRELESS COMMUNICATIONS -- 0.6%
 150,000   Rogers Cantel, Inc., Sr. Notes, 9.375%, 06/01/08 (Canada) ............................        157,688
                                                                                                     -----------
           CABLE AND SATELLITE TELEVISION -- 0.5%
 200,000   Telewest Communications PLC, Sr. Notes, 11.250%, 11/01/08+ (Great Britain) ...........        129,500
                                                                                                     -----------
           TOTAL FOREIGN BONDS
             (Cost $1,991,359) ..................................................................      1,974,813
                                                                                                     -----------
FOREIGN GOVERNMENT SECURITIES -- 1.8%
           FOREIGN SOVEREIGN -- 1.8%
 110,827   Republic of Brazil, Series C, 8.000%, 04/15/14 .......................................        109,361
  70,000   Republic of Brazil, 12.250%, 03/06/30 ................................................         87,500
 120,000   Republic of Colombia, 9.750%, 04/23/09 ...............................................        132,960
  70,000   Republic of Peru, 4.500%, 03/07/17 ...................................................         62,886
 100,000   Republic of Turkey, 10.500%, 01/13/08 ................................................        118,000
                                                                                                     -----------
                                                                                                         510,707
                                                                                                     -----------
           TOTAL FOREIGN GOVERNMENT SECURITIES
             (Cost $445,305) ....................................................................        510,707
                                                                                                     -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2003

PRINCIPAL                                                                                               VALUE
 AMOUNT                                                                                                (NOTE 1)
---------                                                                                            -----------
SHORT TERM OBLIGATION -- 1.6%
$440,000   United States Treasury Bill, 0.700%, 01/02/04*** .....................................    $   439,991
                                                                                                     -----------
           TOTAL SHORT TERM OBLIGATION
             (Cost $439,991) ....................................................................        439,991
                                                                                                     -----------
TOTAL INVESTMENTS (Cost $34,087,234*) .................................................   130.6%      36,415,086

LIABILITIES LESS OTHER ASSETS .........................................................   (30.6)%     (8,532,506)
                                                                                          ------     -----------
NET ASSETS ............................................................................   100.0%     $27,882,580
                                                                                          ======     ===========

  *  Aggregate cost for Federal income tax purposes.
**   Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.
     These  securities  may  be  resold  in  transactions  exempt  from  registration,   normally  to  qualified
     institutional buyers. The market value of these securities is $8,881,800.
***  Rate represents annualized yield at date of purchase.
  +  Securities in default.


     At December 31, 2003, the Fund's credit quality allocation was as follows:

     STANDARD & POOR'S CREDIT RATING (UNAUDITED)
     -------------------------------
     BB .................................................................  9.87%
     B .................................................................. 63.41%
     CCC ................................................................ 20.19%
     CC .................................................................  2.01%
     C ..................................................................  0.36%
     Not Rated ..........................................................  4.16%


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS:
     Investments, at value (Cost $34,087,234) ...............................                 $ 36,415,086
     Cash ...................................................................                      216,620
     Interest receivable ....................................................                      820,093
     Dividend receivable ....................................................                        5,875
     Prepaid expenses .......................................................                        1,323
                                                                                              ------------
        Total Assets ........................................................                   37,458,997
                                                                                              ------------
LIABILITIES:
     Notes payable (including accrued interest of $40,070) ..................   $9,300,070
     Distributions payable ..................................................      213,217
     Investment advisory fee payable ........................................       11,989
     Administration fee payable .............................................        3,413
     Custodian fees payable .................................................        1,300
     Accrued expenses and other payables ....................................       46,428
                                                                                ----------
        Total Liabilities ...................................................                    9,576,417
                                                                                              ------------
NET ASSETS ..................................................................                 $ 27,882,580
                                                                                              ============
NET ASSETS consist of:
     Shares of beneficial interest, $0.01 per share par value,
        issued and outstanding 6,091,924 ....................................                 $     60,919
     Paid-in capital in excess of par value .................................                   45,385,323
     Accumulated undistributed net investment income ........................                        4,243
     Accumulated net realized loss on investments sold ......................                  (19,895,757)
     Unrealized appreciation of investments .................................                    2,327,852
                                                                                              ------------
        Total Net Assets ....................................................                 $ 27,882,580
                                                                                              ============
NET ASSET VALUE PER SHARE
   ($27,882,580 / 6,091,924 shares of beneficial interest outstanding) ......                 $       4.58
                                                                                              ============
MARKET VALUE PER SHARE ......................................................                 $       4.77
                                                                                              ============

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
     Interest ...............................................................   $3,430,971
     Dividends ..............................................................       23,500
                                                                                ----------
        Total Investment Income .............................................                   $3,454,471
                                                                                                ----------
EXPENSES:
     Interest expense .......................................................      159,325
     Investment advisory fee ................................................      126,294
     Legal and audit fees ...................................................       69,985
     Miscellaneous ..........................................................       66,519
     Trustees' fees and expenses ............................................       44,000
     Administration fee .....................................................       40,019
     Shareholder servicing agent fees .......................................       37,857
     Custodian fees .........................................................       14,392
                                                                                ----------
        Total Expenses ......................................................                      558,391
                                                                                                ----------
NET INVESTMENT INCOME .......................................................                    2,896,080
                                                                                                ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments sold ..................................                       41,526
     Net change in unrealized appreciation/depreciation
        of investments ......................................................                    5,412,063
                                                                                                ----------
                                                                                                 5,453,589
                                                                                                ----------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ........................................................                   $8,349,669
                                                                                                ==========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2003

NET INCREASE IN CASH:
Cash flows from operating activities:
     Interest received ......................................................   $  3,152,826
     Dividends received .....................................................         17,625
     Operating expenses paid ................................................       (384,566)
     Increase in short-term securities, net .................................       (281,781)
     Purchases of long-term securities ......................................    (24,419,532)
     Proceeds from sales of long-term securities ............................     22,786,041
     Interest payments on notes payable .....................................       (160,316)
                                                                                ------------
Net cash provided by operating activities ...................................                      710,297
                                                                                               -----------
Cash flows from financing activities:
     Principal withdrawal on loan ...........................................      1,860,000
     Distributions paid .....................................................     (2,365,127)
                                                                                ------------
Net cash used in financing activities .......................................                     (505,127)
                                                                                               -----------
Net increase in cash ........................................................                      205,170
Cash -- beginning of year ...................................................                       11,450
                                                                                               -----------
Cash -- end of year .........................................................                  $   216,620
                                                                                               ===========
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS TO NET CASH PROVIDED BY
     OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ........................                  $ 8,349,669
     Decrease in interest receivable ........................................         26,687
     Increase in dividend receivable ........................................         (5,875)
     Increase in prepaid expenses ...........................................         (1,323)
     Decrease in accrued interest ...........................................           (991)
     Increase in investment advisory fee payable ............................          2,549
     Increase in administration fee payable .................................             18
     Increase in custodian fee payable ......................................            400
     Increase in accrued expenses and other payables ........................         12,854
     Amortization of discount/premium .......................................       (304,830)
     Increase in short-term securities, net .................................       (281,781)
     Purchases of long-term securities ......................................    (24,419,532)
     Proceeds from sales of long-term securities ............................     22,786,041
     Net realized gain on investments sold ..................................        (41,526)
     Net change in unrealized appreciation/depreciation of investments ......     (5,412,063)
                                                                                ------------
          Total adjustments .................................................                   (7,639,372)
                                                                                               -----------
Net cash provided by operating activities ...................................                  $   710,297
                                                                                               ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED             YEAR ENDED
                                                                     DECEMBER 31, 2003      DECEMBER 31, 2002
                                                                     -----------------      -----------------
Increase/(decrease) in net assets from operations:
Net investment income .........................................          $ 2,896,080            $ 2,846,501
Net realized gain/(loss) on investments sold during the year ..               41,526             (1,971,724)
Net change in unrealized appreciation/(depreciation) of
     investments during the year ..............................            5,412,063             (1,479,336)
                                                                         -----------            -----------
Net increase/(decrease) in net assets resulting from operations            8,349,669               (604,559)
                                                                         -----------            -----------
Distributions to shareholders from:
     Net investment income ....................................           (2,891,837)            (2,846,501)
     Return of capital ........................................                   --                (11,936)
                                                                         -----------            -----------
        Total distributions ...................................           (2,891,837)            (2,858,437)
                                                                         -----------            -----------
Fund share transactions:
     Shares issued as reinvestment of dividends ...............              313,493                281,261
                                                                         -----------            -----------
Net increase in net assets from Fund share transactions .......              313,493                281,261
                                                                         -----------            -----------
Net increase/(decrease) in net assets .........................            5,771,325             (3,181,735)
NET ASSETS:
Beginning of year .............................................           22,111,255             25,292,990
                                                                         -----------            -----------
End of year ...................................................          $27,882,580            $22,111,255
                                                                         ===========            ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED
                               12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98*  12/31/97  12/31/96  12/31/95  12/31/94
                               --------  --------  --------  --------  --------  ---------  --------  --------  --------  --------
Operating performance:
Net asset value, beginning
  of year ....................  $ 3.68    $ 4.25    $ 4.71    $ 6.53    $ 6.91    $ 7.96     $ 7.69    $ 7.32    $ 7.11    $ 8.02
                                ------    ------    ------    ------    ------    ------     ------    ------    ------    ------
Net investment income ........    0.48      0.48      0.51      0.69      0.72      0.71       0.78      0.78      0.77      0.82
Net realized and
  unrealized gain/(loss)
  on investments .............    0.90     (0.57)    (0.46)    (1.82)    (0.39)    (1.07)      0.30      0.36      0.23     (0.89)
                                ------    ------    ------    ------    ------    ------     ------    ------    ------    ------
Net increase/(decrease)
  in net assets resulting
  from investment
  operations .................    1.38     (0.09)     0.05     (1.13)     0.33     (0.36)      1.08      1.14      1.00     (0.07)
Distributions:
Dividends from net
  investment income ..........   (0.48)    (0.48)    (0.51)    (0.63)    (0.71)    (0.69)     (0.78)    (0.77)    (0.79)    (0.84)
Return of capital ............      --        --#       --#    (0.06)       --        --      (0.03)       --        --        --
                                ------    ------    ------    ------    ------    ------     ------    ------    ------    ------
Total from distributions .....   (0.48)    (0.48)    (0.51)    (0.69)    (0.71)    (0.69)     (0.81)    (0.77)    (0.79)    (0.84)
                                ------    ------    ------    ------    ------    ------     ------    ------    ------    ------
Net asset value, end of
  year .......................  $ 4.58    $ 3.68    $ 4.25    $ 4.71    $ 6.53    $ 6.91     $ 7.96    $ 7.69    $ 7.32    $ 7.11
                                ======    ======    ======    ======    ======    ======     ======    ======    ======    ======
Market value, end of year ....  $ 4.77    $ 3.64    $ 4.29    $ 4.87    $ 5.25    $ 7.19     $ 8.31    $ 8.12    $ 7.87    $ 7.12
                                ======    ======    ======    ======    ======    ======     ======    ======    ======    ======
Total investment return
  (net asset value) ..........   39.39%    (2.06)%    0.72%   (18.76)%    4.93%    (4.95)%    14.50%    16.46%    14.31%    (0.86)
                                ======    ======    ======    ======    ======    ======     ======    ======    ======    ======
Total investment return
  (market value) .............   46.15%    (4.12)%   (1.78)%    4.58%   (18.89)%   (5.45)%    13.31%    14.38%    22.72%     0.99%
                                ======    ======    ======    ======    ======    ======     ======    ======    ======    ======
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (in 000's) ................. $27,883   $22,111   $25,293   $27,707   $38,389   $40,567    $45,848   $43,495   $40,636   $38,678
Ratio of net investment
  income to average
  net assets .................   11.47%    12.22%    11.11%    11.10%    10.76%     9.37%     10.08%    10.46%    10.32%    10.82%
Ratio of operating expenses
  to average net assets (2) ..    1.58%     1.55%     1.44%     1.22%     1.02%     1.02%      1.06%     1.10%     1.14%     0.95%
Portfolio turnover rate (1) ..    70.1%     40.2%     75.2%    118.8%     98.0%     62.4%     154.5%    172.2%     79.9%     50.6%

---------------
(1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales of portfolio securities for a period and dividing it by the monthly average value of such securities during the last 13 months, excluding short term securities.

(2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were
    2.21%, 2.37%, 3.17%, 3.89%, 3.13%, 2.98%, 3.06%, 3.19%, 3.52% and 2.80% for the years ended December 31, 2003, 2002, 2001,
    2000, 1999, 1998, 1997, 1996, 1995 and 1994, respectively.

  * On May 29, 1998 the Fund entered into a new investment advisory agreement with INVESCO (NY), Inc. (now known as INVESCO
    Institutional (N.A.), Inc.) due to the acquisition of Chancellor LGT Asset Management, Inc. by AMVESCAP PLC.

  # Amount rounds to less than $0.005 per share.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003


1.    SIGNIFICANT ACCOUNTING POLICIES

      CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      PORTFOLIO VALUATION: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more of the independent pricing services approved by the Board of Trustees. Such securities are valued at the mean of the closing bid and closing ask prices on the exchange where primarily traded.

      Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the NASDAQ Official Closing Price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day).

      Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

      FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

      CASH FLOW INFORMATION: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statements of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.


2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

      The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with INVESCO Institutional (N.A.), Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of 0.50% of the Fund's average weekly net assets.

      The Fund has also entered into an Administration and Support Agreement with PFPC Inc. ("PFPC"), to provide all administrative services to the Fund other than those related to the investment decisions. PFPC is paid a fee computed and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

      The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per board meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

      Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. PFPC serves as the Fund's shareholder servicing agent (transfer agent).


3.    PURCHASE AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government and short-term investments, during the year ended December 31, 2003, amounted to $24,048,801 and $22,786,041, respectively.

      As of December 31, 2003, net unrealized appreciation was $2,327,852, of which $2,929,415 related to unrealized appreciation of investments and $601,563 related to unrealized depreciation of investments. As of December 31, 2003, book cost basis did not differ from tax cost basis.


4.    FUND SHARES

      The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED             YEAR ENDED
                                         DECEMBER 31, 2003     DECEMBER 31, 2002
                                        -------------------   ------------------
                                        SHARES      AMOUNT    SHARES     AMOUNT
                                        ------     --------   ------    --------
Issued as reinvestment of dividends ... 75,542     $313,493   70,062    $281,261
                                        ------     --------   ------    --------
Net increase .......................... 75,542     $313,493   70,062    $281,261
                                        ======     ========   ======    ========

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5.    NOTES PAYABLE

      The Fund currently has an $11 million ("commitment amount") line of credit provided by Fleet National Bank (the "Bank") under an Amended and Restated Credit Agreement (the "Agreement") dated as of September 18, 1992 and amended and restated as of May 23, 2002, as amended, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow up to the lesser of $11 million or 25% of its total assets. Interest is payable at either the federal funds rate plus 0.75% or its applicable LIBOR rate plus 0.75%, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one tenth of one percent per annum of the average daily unused commitment amount. At December 31, 2003, the Fund had borrowings of $9,260,000 outstanding under this Agreement. During the year ended December 31, 2003, the Fund had an average outstanding daily balance of $8,366,630 with interest rates ranging from 1.69% to 2.13% and average debt per share of $1.38. For the year ended December 31, 2003, interest expense totaled $159,325 under this Agreement.


6.   CAPITAL LOSS CARRYFORWARD

      Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

      At December 31, 2003, the Fund had available for Federal tax purposes unused capital loss carryforwards of $253,172, $2,499,736, $133,391, $4,838,652,
$7,509,786,  $4,573,327 and $87,693  expiring in 2004,  2006,  2007, 2008, 2009,
2010 and 2011, respectively.


7.    RISK FACTORS

      The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (below investment-grade bonds). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund will provide notice to shareholders at least 60 days prior to any change in its policy of investing primarily (at least 80% of its total assets under normal circumstances) in "high yield", high risk fixed income securities. The Fund's use of leverage also increases exposure to capital risk. The Fund may invest 2-3% of its assets in emerging markets. Emerging markets may be subject to a substantially greater degree of social, political, and economic instability than is the case in domestic markets.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8.    DISTRIBUTIONS TO SHAREHOLDERS

      Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent the differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These reclassifications have no effect upon net assets or net asset values. For the year ended December 31, 2003, differences in book and tax accounting have been reclassified to undistributed net investment income, accumulated realized gain
(loss) and paid in capital as follows:

                                      Increase Accumulated Net
 Decrease Paid-In Capital                   Realized Gain
 ------------------------             ------------------------

         $679,423                             $679,423

      The tax character of distributions paid during 2003 and 2002 was as follows:

                                                     2003               2002
                                                     ----               ----
DISTRIBUTIONS PAID FROM:
Ordinary income ................................   $2,891,837         $2,846,501
Return of capital ..............................           --             11,936
                                                   ----------         ----------
Total ..........................................   $2,891,837         $2,858,437
                                                   ==========         ==========

      As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Capital loss carryforwards ......................................  $(19,895,757)
Undistributed net investment income .............................         4,243
Unrealized appreciation .........................................     2,327,852
                                                                   ------------
Total accumulated deficit .......................................  $(17,563,662)

CIM HIGH YIELD SECURITIES
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees
CIM High Yield Securities

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CIM High Yield Securities (the "Fund") as of December 31, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods ended prior to December 31, 2001, were audited by other auditors whose report thereon dated February 2, 2001, expressed an unqualified opinion on these financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CIM High Yield Securities at December 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LP

February 6, 2004
Philadelphia, Pennsylvania

CIM HIGH YIELD SECURITIES
ADDITIONAL FUND INFORMATION (UNAUDITED)


         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below.

                                                                                           NUMBER
                                           TERM OF                                     OF PORTFOLIOS
                                         OFFICE AND                                       IN FUND
                           POSITIONS(S)   LENGTH OF                                       COMPLEX
                            HELD WITH       TIME       PRINCIPAL OCCUPATIONS(S)           OVERSEEN          OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE 1    THE FUND       SERVED      DURING PAST FIVE YEARS            BY TRUSTEE           HELD BY TRUSTEE
------------------------   ------------  ----------    ------------------------------  -------------  ------------------------------
NON-INTERESTED TRUSTEES:
------------------------
DR. DONALD RATAJCZAK        Chairman         Term:     Chairman and CEO of Brainworks         1       Director, Ruby Tuesday, Inc.
D.O.B.: 10/21/42             of the       2002-2005;   Ventures, an enterprise and                    (restaurant); Director,
                            Board of       Trustee     assets management business;                    Morgan, Keegan & Company
                            Trustees     since 1987.   Former Director, Economic                      (investment firm) until March
                                                       Forecasting Center, Georgia                    30, 2001, remains a consulting
                                                       State University; Professor,                   economist; Director, Crown
                                                       Georgia State University                       Crafts (consumer products
                                                       (retired June 30, 2000).                       company); Director, TBC
                                                                                                      Corporation (tire marketing
                                                                                                      and distribution company);
                                                                                                      Director, Regan Holdings.

ROBERT G. WADE, JR.          Trustee        Term:      Consultant to INVESCO, Inc.            1       Director, Pendragon.
D.O.B.: 7/16/27                           2002-2005;   from November 1996 to December
                                           Trustee     1998; Chairman of the Board of
                                         since 1987.   Chancellor Capital Management,
                                                       Inc. and its subsidiaries from
                                                       January 1995 to November 1996.

JOHN F. NICKOLL              Trustee        Term:      Director, Chairman, President          1       Chairman of Wells
D.O.B.: 1/2/35                           2003-2006;    and Chief Executive Officer of                 Fargo Business Credit.
                                           Trustee     The Foothill Group Inc., a
                                         since 1987.   commercial finance and asset
                                                       management company.

DR. BRUCE H. OLSON           Trustee        Term:      Professor of Finance, Miami            1                --
D.O.B.: 9/19/35                          2001-2004;    University (Ohio).
                                          Trustee
                                         since 1987.

---------------------------
1 Address: 1166 Avenue of the Americas - 27th Floor, New York, NY 10036.

CIM HIGH YIELD SECURITIES
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                                                                           NUMBER
                                           TERM OF                                     OF PORTFOLIOS
                                         OFFICE AND                                       IN FUND
                            POSITIONS     LENGTH OF                                       COMPLEX
                            HELD WITH       TIME       PRINCIPAL OCCUPATIONS(S)           OVERSEEN          OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE*     THE FUND       SERVED      DURING PAST FIVE YEARS            BY TRUSTEE           HELD BY TRUSTEE
------------------------   ----------    ----------    ------------------------------  -------------  ------------------------------
OFFICERS:
---------
A. GEORGE BAUMANN           President       Term:      Head of INVESCO's                      --                    --
D.O.B.: 1/1/57                              Until      Institutional Fixed Income at
                                          successor    INVESCO since January 2001;
                                         is elected;   President and CEO of PRIMCO
                                         since 2002.   Capital Management January
                                                       1998 - December 2000;
                                                       President of PRIMCO Capital
                                                       Management 1995-1998.

CINDY A. HAYES             Treasurer        Term:      Deputy Finance Director,               --                    --
D.O.B.: 10/30/64                            Until      INVESCO North America since
                                          successor    January 2004; Chief Financial
                                         is elected;   Officer of INVESCO's
                                         since 2002.   Institutional Fixed Income
                                                       Division January 2000-2004;
                                                       Controller of PRIMCO Capital
                                                       Management, January 1996 -
                                                       January 2000.

DEBORAH O'NEAL JOHNSON     Secretary        Term:      Associate General Counsel,             --                    --
D.O.B.: 3/24/65                             Until      INVESCO Institutional (N.A.),
                                          successor    Inc., since 1997.
                                         is elected;
                                         since 2003.

---------------------------
*Address: 400 W. Market St., Suite 3300, Louisville, KY 40202-1662, unless otherwise noted.

To Shareholders of CIM High Yield Securities (the "Fund")
About the Fund's Dividend Reinvestment Plan

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders of the Fund ("Shareholders") whose shares are registered in their own name will automatically have all dividends and other distributions reinvested in additional shares of the Fund by PFPC (the "Agent") as agent under the Plan, unless such Shareholder terminates participation in the Plan as provided below. Shareholders whose shares are registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will not participate in the Plan unless the requisite election is made by the broker-dealer and only if such a service is provided by the broker-dealer. Shareholders who own Fund shares registered in Street Name and who desire that their distributions be reinvested should consult their broker-dealers. Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the Shareholder by the Agent.

     Whenever the Fund declares a capital gains distribution or an income dividend payable in shares or cash, participating Shareholders will take such distribution or dividend entirely in shares and the Agent shall automatically receive such shares, including fractions, for the Shareholder's account, except in the circumstances described in the paragraph below.

     Whenever the market price of the shares on the record date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Fund at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting or other costs which the Fund would otherwise be required to incur to raise additional capital. If net asset value exceeds the market price of Fund shares at such time or if the Fund should declare a dividend or other distribution payable only in cash, the Agent will buy Fund shares in the open market, on the American Stock Exchange (the "Exchange") or elsewhere, for the Shareholder's account. If before the Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     For all purposes of the Plan: (a) the market price of the Fund shares on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date and (b) net asset value per Fund shares on a particular date shall be as determined by or on behalf of the Fund.

     The Fund will not charge participants for reinvesting dividends or distributions. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, Shareholders will be charged a pro rata share of brokerage commissions incurred by the Agent on all open market purchases. In addition, Shareholders requesting certificates or redeeming shares issued under the Plan will be charged a $5.00 service fee by the Agent.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Distributions of net investment income and net realized capital gains, if any, will be taxable, whether received in cash or reinvested in shares under the Plan. When distributions are received in the form of shares issued by the Fund (as opposed to purchased on the open market) under such Plan, however, the amount of the distribution deemed to have been received by participating Shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating Shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

     A Shareholder may terminate participation in the Plan at any time by notifying the Agent in writing. Such termination will become effective immediately if notice is received by the Agent not less than 10 business days before the next following dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend paid for such record date has been credited to the Shareholder's account. Upon any termination the Agent will, upon the request of the Shareholder, cause a certificate or certificates for the full shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him. If, upon termination, the Shareholder requests a certificate for shares held in the account, a $5.00 service fee will be charged to the Shareholder by the Agent. If the Shareholder elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of her or his shares and remit the proceeds to her or him, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions for this transaction from the proceeds.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution for which the record date is at least 90 days after written notice of the change is sent to the participants in the Plan.

     Information concerning the Plan may be obtained by calling PFPC Inc. at 1-800-331-1710, or by writing the Fund, c/o PFPC Inc., 101 Federal Street, Boston, MA 02110.

CIM HIGH YIELD SECURITIES
SHAREHOLDER VOTING RESULTS (UNAUDITED)


     At the Annual Meeting of Shareholders, held on October 9, 2003, the following matter was voted on and approved:


     The election of the following Trustee:

                TRUSTEE                    FOR            ABSTAINED
                -------                    ---            ---------
                John F. Nicholl        5,377,650*          65,006

            *Represents 88.74% of the outstanding shares of the Fund.


PROXY VOTING POLICIES AND PROCEDURES

      A description of the proxy voting policies and procedures is available without charge upon request, by calling 1-800-331-1710.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                           CIM
================================================================================
                                                           HIGH YIELD SECURITIES

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2003


This report is sent to
shareholders of CIM High Yield
Securities for their information.
It is not a Prospectus, circular
or representation intended for use
in the purchase or sale of shares
of the Fund or any securities
mentioned in the report.

For Additional Information about
CIMHigh Yield Securities
Call 1-800-331-1710.


CIM 3192 12/03


ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Donald Ratajczak is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by this Item 3.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,000 for 2002 and $28,000 for 2003.

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2002 and $0 for 2003.

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 for 2002 and $3,000 for 2003.

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2002 and $0 for 2003.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            The Audit Committee Charter provides that the Audit Committee shall pre-approve, or establish pre-approval policies and procedures
            concerning,   the  following:  all  audit  and  permitted  non-audit
            services to be provided the Fund, and all permitted non-audit services to be provided by the Fund's independent accountant to the adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund, except that de minimis non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit; and ensure that the Board is fully informed about any findings or recommendations of the independent accountant.

            The Audit Committee has not yet established pre-approval policies and procedures; therefore, the full Audit Committee pre-approved each of the audit and non-audit services to be provided by the principal accountant.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable.

                           (c) 100%

                           (d) Not applicable.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2002 and $0 for 2003.

     (h) Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                                     INVESCO


                              PROXY VOTING POLICIES

                                       AND

                                   PROCEDURES


                                                                February 1, 2003

                                 GENERAL POLICY

INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

As a fiduciary, INVESCO believes that it has a duty to manage clients' assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client's investment.

INVESCO is regulated by various state and federal laws, such as the investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 ("ERISA"). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO's policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.


                                   BACKGROUND

ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor ("DOL"), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the "Wall Street Rule" of "vote with management (or abstain from voting) or sell the stock" was under scrutiny.

In 1988, the DOL stated, in the "Avon Letter", that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In 1990, in the "Monks Letter", the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

In 1994, in its Interpretive Bulletin 94-2 ("94-2"), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries.

In January 2003, the Securities and Exchange Commission ("SEC") adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and
(3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.


                               PROXY VOTING POLICY

Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.


                                 PROXY COMMITTEE

The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals.

                                  PROXY MANAGER

The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.


                              CONFLICTS OF INTEREST

In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients' funds in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2)
taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.


                             PROXY VOTING PROCEDURES

The Proxy Manager will:

     o   Vote proxies;

     o Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

     o Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

     o If requested, provide to clients a report of the proxies voted on their behalf.


                             PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

         I.  Corporate Governance

         INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

         INVESCO will generally vote FOR

            o  Annual election of directors

            o  Appointment of auditors

            o Indemnification of management or directors or both against negligent or unreasonable action

            o  Confidentiality of voting

            o  Equal access to proxy statements

            o  Cumulative voting

            o  Declassification of Boards

            o  Majority of Independent Directors

         INVESCO will generally vote AGAINST

            o Removal of directors from office only for cause or by a supermajority vote

            o  "Sweeteners" to attract support for proposals

            o  Unequal voting rights proposals ("superstock")

            o  Staggered or classified election of directors

            o Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

            o  Proposals to vote unmarked proxies in favor of management

            o  Proposals to eliminate existing pre-emptive rights

         II. Takeover Defense and Related Actions

         INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management's bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

         INVESCO will generally vote FOR

            o  Fair price provisions

            o Certain increases in authorized shares and/or creation of new classes of common or preferred stock

            o  Proposals to eliminate greenmail provisions

            o  Proposals to eliminate poison pill provisions

            o  Proposals to re-evaluate or eliminate in-place "shark repellents"

         INVESCO will generally vote AGAINST

            o Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholders' approval

            o  Proposals  authorizing  the  company's  management  or  board  of
               directors   to  buy  back  shares  at  premium   prices   without
               shareholders' approval

         III. Compensation Plans

         INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

         INVESCO will generally vote FOR

            o  Stock option plans and/or stock appreciation right plans

            o Profit incentive plans provided the option is priced at 100% fair market value

            o Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

            o  Profit sharing, thrift or similar savings plans

         INVESCO will generally vote AGAINST

            o Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

            o Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

            o Proposals creating an unusually favorable compensation structure in advance of a sale of the company

            o Proposals that fail to link executive compensation to management performance

            o Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

            o Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

            o Adoption of a stock purchase plan at less than 85% of fair market value

         IV. Capital Structure, Classes of Stock and Recapitalization

         INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

         INVESCO will generally vote FOR

            o  Proposals to reincorporate or reorganize into a holding company

            o Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

         INVESCO will generally vote AGAINST

            o Proposals designed to discourage mergers and acquisitions in advance

            o Proposals to change state of incorporation to a state less favorable to shareholders' interests

            o Reincorporating in another state to implement anti-takeover measures

         V.  Social Responsibility

         INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company's shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

         INVESCO will generally vote FOR

            o  International Labor Organization Principles

            o Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

            o  Expanding EEO/Social Responsibility Reporting


                                 RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.


ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)             CIM High Yield Securities
           ---------------------------------------------------------------------

By (Signature and Title)*  /s/ George Baumann
                         -------------------------------------------------------
                         George Baumann, Chief Executive Officer
                         (principal executive officer)

Date                March 3, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ George Baumann
                         -------------------------------------------------------
                           George Baumann, Chief Executive Officer
                           (principal executive officer)

Date                March 3, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Cindy Hayes
                         -------------------------------------------------------
                           Cindy Hayes, Chief Financial Officer
                           (principal financial officer)

Date                February 12, 2004
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.